SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of  Report (date of earliest event reported)            February  28,  2003
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                            HERITAGE WORLDWIDE, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)




Delaware                               000-28277                   13-4196258
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(State or other jurisdiction        (Commission File number)     (IRS Employer
of incorporation or organization)                                Identification
                                                                 No.)



                         38 Hertford St., London         W1Y7TG
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              (Address of principal executive offices)  (Zip Code)

                                  020 7355 2051
                                -----------------
              (Registrant's Telephone Number, Including Area Code)



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                  (Former Address If Changed since Last Report)






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ITEM  1.  CHANGE  OF  CONTROL.
          --------------------

     Heritage Worldwide, Inc. ("Heritage" or the "Registrant") entered in to an Acquisition Agreement (the "Agreement") dated February 28, 2003 with Milo Finances, S.A. ("Milo"), a Luxembourg limited liability entity. Milo was the principal shareholder of Poly Implants Protheses, S.A. ("PIP"), a French limited liability entity. The transactions contemplated by the Agreement closed on March 1, 2003.


     Upon the closing of the acquisition contemplated by the Agreement, Milo acquired direct and beneficial ownership and control of 13,741,667 newly issued shares of Registrant's common stock. These shares of common stock now comprise 85% of Registrant's outstanding common stock. Under the terms of a Stockholders Agreement that was executed at the closing of the acquisition between Milo and a majority of the Registrant's other shareholders, Milo has the right to designate for election two members of the Board of Directors of the Registrant. Milo also has the right to designate up to two nominees to serve on the Registrant's audit committee and compensation committee.

     Milo has not to date designated the individuals who will serve as directors of the Registrant after the closing of the acquisition.

     For additional information concerning the acquisition and voting arrangements for the Registrant's Board of Directors, see the discussion in Item
2.  Acquisition  or  Disposition  of  Assets,  of  this  Report  on  Form  8-K.




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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.
          -----------------------------------------

     Under the terms of the Acquisition Agreement dated February 28, 2003, the Registrant acquired 225,504 shares of the capital stock of PIP. PIP is a manufacturer and international distributor of breast implants, body support products and other implants. It is anticipated that the Registrant will change its name to "PIP Worldwide, Inc." or a variation thereof sometime after the closing.

     The shares of capital stock acquired by the Registrant under the agreement represent 99.3% of the outstanding capital stock of PIP. As consideration for the PIP capital stock, Heritage issued to Milo, the principal shareholder of PIP, a total of 13,741,667 shares of its common stock. After the closing of the acquisition, Milo has direct and beneficial ownership and control of 85% of the outstanding common stock of the Registrant. The common stock was issued to Milo in a private placement without registration under the Securities Act of 1933, as amended.

     The Agreement provides that GEM Emerging Markets Ltd. and its designees (the "Advisor") shall use its best efforts to raise $1,000,000 in a private placement (the "Private Placement") of the Registrant's common stock. The Private Placement will consist of 1,000,000 shares of common stock being offered at $1.00 per share, $500,000 of which is proposed to be invested by no later than thirty days after the closing of the acquisition (the "First Investment Period") and $500,000 of which is proposed to be invested by no later than ninety days after the closing of the acquisition (the "Second Investment Period").

     The Advisor will receive warrants to purchase up to 1,000,000 shares of the Registrant's common stock for acting as financial advisor in the Private Placement. The Advisor will receive a warrant to purchase one share for each $1 raised in the Private Placement in the First Investment Period, up to a maximum of 500,000 warrants. The Advisor will also receive a warrant to purchase one share for each $1 raised in the Private Placement in the Second Investment Period, up to a maximum of 500,000 warrants. Each warrant will entitle the holder thereof to purchase the Registrant's common stock at a price of $1.00 per share, for a period of five years commencing on the date the warrant is issued (the "Advisor Warrants"). The Registrant has entered into a Registration Rights Agreement with the holders of the Advisor Warrants under which the holders will have "piggyback" registration rights that will allow such holders to register the common stock issuable on exercise of the Advisor Warrants in any registration statement filed by the Registrant. The Advisor Warrants were issued at the closing of the acquisition and will be held in escrow to be delivered (a) to the Advisor if and when they are entitled to receive them or (b) to the Registrant for cancellation if and when the right of the Advisor to receive them is terminated.

     GEM Global Yield Fund, Inc., GEM Singapore, Ltd., Ocean Strategic Holdings Ltd. and Global Strategic Holdings Ltd. (the "Principal Shareholders"), who were the principal shareholders of the Registrant prior to the acquisition, and Milo entered into a Stockholders' Agreement (the "Stockholders' Agreement") at the


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closing  of  the  acquisition. The Stockholders' Agreement provides, among other things,  that:

     (1) The Principal Shareholders will not sell more than 1,000,000 shares of the Registrant's common stock during the 120 day period following the closing.

     (2) The Principal Shareholders will not sell more than 1,500,000 shares of the Registrant's common stock during the 240 day period following the closing, including any shares sold in the 120 day period following the closing. The Principal Shareholders have delivered their certificates for the Registrant's common stock into escrow to ensure their compliance with these restrictions on sale.

     (3) Milo has the right to participate in any block sale of Registrant common stock arranged by any of the Principal Shareholders on a share for share basis.

     (4) The Principal Shareholders and Milo will vote their shares for two members of the Board of Directors of Registrant designated by Milo.

     (5) The Principal Shareholders and Milo will vote their shares for one member of the Board of Directors of Registrant designated by the Principal Shareholders, for so long as the Principal Shareholders collectively hold at least 7% of the Registrant's outstanding common stock.

     (6) The Principal Shareholders and Milo will vote their shares for a sufficient number of mutually agreeable "independent" directors of Registrant to comply with all applicable laws and any listing requirements of any stock exchange or automated quotation system on which the Registrant's common stock is listed or traded.

     (7) The Principal Shareholders and Milo will vote their shares for up to two nominees designated by Milo to the Registrant's audit committee and compensation committee.

     (8) The Advisor Warrants may not be transferred by the holders thereof without the consent of Milo.

     (9) Any stock issued upon the exercise of any of the Advisor Warrants may not be sold for a period of two years following the issuance of the Advisor Warrants.

     (10)  The  Stockholders' Agreement will terminate upon the earlier to occur
     (a) as to a Principal Shareholder or an assignee of any Advisor Warrants, upon such person transferring all of its common stock of Registrant, or (b) the Registrant having consummated a public offering with gross proceeds of not less than $10 million.

     The determination of the number of shares of Heritage common stock exchanged for the PIP capital stock was determined in arms length negotiations between the Boards of Directors of Heritage and Milo. The negotiations took into account the value of PIP's financial position, results of operations, products, prospects and other factors relating to PIP's business. There are no material relationships between PIP and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such officer or director.



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ITEM  7.  FINANCIAL STATEMENTS,PRO  FORMA FINANCIAL  INFORMATION  AND  EXHIBITS.
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     (a)  Financial Statements of Businesses Acquired. To be filed by amendment.
     (b)  Pro  Forma  Financial  Information.  To  be  filed  by  amendment.
     (c)  Exhibits.
          2.1   Acquisition  Agreement
          10.1  Stockholders'  Agreement
          10.2  Registration  Rights  Agreement
          10.3  Warrant  Escrow  Agreement
          10.4  Form  of  Advisor  Warrants
          10.5  Restricted  Stock  Escrow  Agreement



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                                   SIGNATURES


     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                HERITAGE WORLDWIDE, INC.
                                                      (Registrant)


Date: March 13,  2003           By:  /s/  Fabrice  Viguier
                                     ---------------------
                                     Fabrice  Viguier
                                     President (Principal Executive Officer) and
                                     Treasurer (Principal Financial Officer)





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